Exhibit 99.2

Investor Presentation August 2020 | OTCQB: ZDPY A brand new EMERGING INDUSTRY “We are building for an industry that does not yet exist. It’s our responsibility to make sure it gets done right.” - Bryan McLaren OTCQB: ZDPY I August 2020 877 - 360 - 8839 | @ZonedProperties

FORWARD - LOOKING STATEMENTS This presentation release contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting the Company's business including, increased competition ; the ability of the Company to expand its operations through either acquisitions or internal growth, to attract and retain qualified professionals, and to expand commercial relationships ; general economic conditions ; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission . 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

COVID - 19 STATEMENT In March 2020 , the World Health Organization declared COVID - 19 a global pandemic and recommended containment and mitigation measures worldwide . We are monitoring this closely, and although operations have not been materially affected by the COVID - 19 outbreak to date, the ultimate duration and severity of the outbreak and its impact on the economic environment and our business is uncertain . As of June 30 , 2020 , all of the properties in our portfolio are open to our Significant Tenants and their customers and will remain open pursuant to state and local government requirements . At this time, we do not foresee any material changes to our operations from COVID - 19 . Our tenants are continuing to generate revenue at these properties and they have continued to make rental payments in full and on time and we believe the tenants’ liquidity position is sufficient to cover its expected rental obligations . Accordingly, while we do not anticipate an impact on our operations, we cannot estimate the duration of the pandemic and potential impact on our business if the properties must close or if the tenants are otherwise unable or unwilling to make rental payments . In addition, a severe or prolonged economic downturn could result in a variety of risks to our business, including weakened demand for our properties and a decreased ability to raise additional capital when needed on acceptable terms, if at all . At this time, the Company is unable to estimate the impact of this event on its operations . 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

ZONED PROPERTIES ® , INC. Our MISSION To provide Real Estate & Sustainability Services for the Regulated Cannabis Industry, positioning the Company for Property Acquisitions and Revenue Growth. Our VISION Our VALUES Maximizing Prosperity in Local Communities with a strong paradigm for Sustainable Development in emerging industries, including the Regulated Cannabis Industry. Sophistication, Safety, Sustainability, Stewardship 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

COMPANY ORGANIZATION (Real Estate Assets & NNN Leasing Revenue) (Future Charitable Organization) (Advisory Services Revenue) (Commission Based Revenue) 877 - 360 - 8839 | @ZonedProperties TM OTCQB: ZDPY I August 2020

Source: Newfrontierdata.com THE MARKET OPPORTUNITY 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

THE MARKET CHALLENGE Regulated Cannabis Industry Market Challenge Properly predicting the risk and success of a regulated operator, which will in turn affect the potential value of the operating property. How can a Real Estate Company, Fund, or Investor effectively identify properties with successful operators for acquisition targets and sale - leaseback opportunities? 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

ZONED MARKET APPROACH Acquisition & Growth Opportunities Sustainability Services Real Estate Services Research Services Zoned Advisory Services provides Real Estate & Sustainability Services to Regulated Cannabis Clients in order to drive our pipeline of acquisition & growth opportunities. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020 Growth driven by Corporate Social Responsibility for the Regulated Cannabis Industry.

ZONED GROWTH STRATEGY Zoned Advisory Services & Real Estate Teams can generate new revenue while vetting future acquisition targets, feeding our pipeline for property acquisitions and revenue growth. Services Revenue Real Estate Services Services Revenue Sustainability Services Commission Revenue REALTOR® Transactions Active Asset Growth Sale Leaseback Acquisitions Passive Revenue Growth Triple - Net NNN Lease Revenue Client Services Revenue to Support Company Expenses & Growth Portfolio Revenue to Support Shareholder Value 1. Project Research Services • Real Estate Services • Sustainability Services 2. Project Advisory Services • Real Estate Services • Sustainability Services 3. Cannabis Real Estate Team • Commercial Transactions • Buyer/Seller Introductions 4. Property Sale - Leasebacks • With Engaged Advisory Clients • For Successful Operators 5. Property Portfolio Growth • Balance Sheet Asset Ownership • Triple - Net (NNN) Leasing Revenue 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

ZONED ADVISORY SERVICES STRATEGY Client & Partner TESTIMONIALS “Our business would not exist without the strategic guidance from Zoned Properties.” – Valera K. Chief Compliance Officer “Zoned Properties has been an excellent partner in this project.” – Ruth M. Development Services Director “The Town of Parachute is excited to see a Zoned Properties development come to town.” – Stuart M. Town Manager We help clients develop Cannabis Projects Let us develop your project, so you can develop your business. Secure Your Property Develop Your Project Sustain Your Profits 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

ZONED BROKERAGE TEAM STRATEGY Real Estate transactions in the regulated cannabis industry can be extremely challenging. That’s why we created our own licensed brokerage team to directly guide clients through the process towards a successful transaction. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

ZONED FRANCHISE PARTNER STRATEGY • We believe Franchise O rganizations are strong drivers of real estate development and investment opportunities. • Zoned Properties has partnered with & invested in a start - up cannabis franchise organization that will allow us to leverage our network & real estate division to potentially expand across a multi - state platform. • Through our convertible debenture, Zoned Properties has the opportunity to convert this investment toward a 33 % ownership stake in the franchise organization. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

CORPORATE SOCIAL RESPONSIBILITY • Why would a Real Estate company like Zoned Properties aim to pioneer Sustainable Development and Corporate Social Responsibility for the Regulated Cannabis industry? • As NAREIT points out in its Sustainability and Investing Overview, "Real estate is not just the physical places where we live, work, and spend our leisure time; it helps unite and define local communities and provides an important investment resource to millions of Americans.” * • We have a chance to Set the Stage & Create the Paradigm for the future of the Cannabis Marketplace by focusing on these efforts. * Source: https://www.reit.com/investing/reits - sustainability OTCQB: ZDPY I August 2020 877 - 360 - 8839 | @ZonedProperties

PORTFOLIO ANNUAL CASH FLOW OTCQB: ZDPY I August 2020 (As of June 30, 2020) Portfolio Annual Cash Flow Before and After 2020 Lease Amendments Projected Portfolio Cash Flow with Planning Expansion $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Before Lease Amendments (Prior) After Lease Amendments (Current) After Phase 1 Expansion (Q2 2021) After Phase 2 Expansion (Q2 2022) Total Property Portfolio Gilbert Green Valley Kingman Tempe Chino Valley Total Property Portfolio 877 - 360 - 8839 | @ZonedProperties 1 Phase 1 Expansion projected for Q2 2021 Completion. Significant Tenant has contractually agreed to invest $8 Million into Por tf olio for Phase 1 Expansion. 2 Phase 2 Expansion projected for Q2 2022 Completion. Master Plan has been approved for Phase 2 Expansion. Capital Source has not yet been identified to complete Phase 2 Expansion. 3 Total Property Portfolio includes approximately 2.3 Million Square Feet of debt - free real estate with vested - rights for future development. 1 2 3

PORTFOLIO DEVELOPED & RENTABLE SQF OTCQB: ZDPY I August 2020 (As of June 30, 2020) Developed & Rentable Square Footage Before and After 2020 Lease Amendments Projected Portfolio Square Footage with Planning Expansion 0 50,000 100,000 150,000 200,000 250,000 Before Lease Amendments (Prior) After Lease Amendments (Current) After Phase 1 Expansion (Q2 2021) After Phase 2 Expansion (Q2 2022) Total Property Portfolio Gilbert Green Valley Kingman Tempe Chino Valley Total Property Portfolio 877 - 360 - 8839 | @ZonedProperties 1 Phase 1 Expansion projected for Q2 2021 Completion. Projected to include approximately 155,000 square feet of developed & ren ta ble square footage. 2 Phase 2 Expansion projected for Q2 2022 Completion. Projected to include approximately 225,000 square feet of developed & ren ta ble square footage. 3 Total Property Portfolio includes approximately 2.3 Million Square Feet of debt - free real estate with vested - rights for future development. 1 2 3

SUMMARY CAPITAL STRUCTURE Book Value (BV) of Total Capital Market Value (MV) of Total Capital 1 $2.02M of Debt + $5.89M of Stockholders’ Equity = $7.91M BV of Total Capital 2 $2.02M of Debt + $1.56M of MV Equity ($0.13/share at 6/30/2020 * 12.01M shares outstanding) = $3.58M MV of Total Capital Total Capital Total Capital Book Value of Equity Total Debt Market Value of Equity Total Debt 44% 56% 75% 25% $7.9M 1 $3.6M 2 (As of June 30, 2020) *$ in millions 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

SUMMARY STATEMENTS OF OPERATIONS Year Six Months Ended Year Ended 6/30/2020 12/31/2019 12/31/2018 12/31/2017 12/31/2016 Total revenues $603,693 $1,260,421 $1,236,930 $2,113,864 $1,853,708 Total operating expenses $660,642 $1,259,706 $3,198,413 $1,416,698 $2,125,949 Interest expenses $60,000 $120,000 - $42,983 $192,492 Interest expenses – related parties $600 $1,200 $121,200 $129,288 $35,000 Net income / (loss) $(115,697) $(12,281) 1 ($2,027,278) 2 $1,377,902 3 ($501,576) Total Common Shares Outstanding 12,011,548 11,901,548 17,441,552 17,345,497 17,210,318 1 Includes $108,204 one - time gain from receipt of utilities rebate. 2 Includes $ 1.9 million one - time, non - cash write - off of deferred rent receivable. 3 Includes $ 831,753 one - time gain from the sale of property. 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020 (As of June 30, 2020)

SUMMARY BALANCE SHEETS As of 6/30/2020 12/31/2019 Cash $602,448 $639,781 Rental Properties, net $7,206,034 $7,374,807 Total Debt $2,020,000 $2,020,000 Total Liabilities $2,195,713 $2,193,859 Total Shareholders’ Equity $5,892,183 $5,965,644 $5,892,183 $2,195,713 $8,087,896 Total Shareholders' Equity Total Liabilities Total Assets Summary Balance Sheets as of June 30, 2020 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

INDUSTRY LEADERSHIP Executive Councils & Memberships 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

David Honaman Independent Director COMPANY LEADERSHIP Bryan McLaren, MBA Chief Executive Officer & Chief Financial Officer Management Board of Directors Bryan McLaren Chairman Alex McLaren Director Art Friedman Independent Director Derek Overstreet Independent Director 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

ZONED PROPERTIES ® , INC. TIGHT CAPITAL STRUCTURE 12,011,548 COMMON SHARES (As of June 30, 2020) 2 MILLION SQ. FT. OF PROPERTY OWNERSHIP ( No Toxic Debt) MULTI - STATE EXPERIENCE & PROVEN SUCCESS EXECUTIVE MEMBERSHIPS FORBES, USGBC, NCIA, BBB COMMUNITY FOCUSED REGULATED CANNABIS CO. OVER 5 - YEARS AS PUBLIC COMPANY IN REGULATED CANNABIS CASH FLOW POSITIVE FROM OPERATIONS TRIPLE - NET (NNN) PASSIVE REVENUE STREAM 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020

FOR MORE INFORMATION COMPANY CONTACT Bryan McLaren ; Chairman, CEO & CFO Zoned Properties, Inc. | Scottsdale, AZ www.ZonedProperties.com | Tel 877.360.8839 | Bryan@ZonedProperties.com 877 - 360 - 8839 | @ZonedProperties OTCQB: ZDPY I August 2020